Leases	12 Months Ended
Feb. 24, 2023
Leases [Abstract]
Lessee, Operating Leases	LEASES
We have operating leases for corporate offices, sales offices, showrooms, manufacturing and distribution facilities, vehicles and equipment that expire at various dates through 2036. Certain lease agreements include contingent rental payments based on per unit usage over contractual levels (e.g., miles driven or machine hours operated) and others include rental payments adjusted periodically for inflationary indexes. Additionally, some leases include options to renew or terminate the leases which can be exercised at our discretion.
The components of lease expense are as follows:

	Year Ended
	February 24, 2023	February 25, 2022	February 26, 2021
Operating lease cost	$51.9	$53.2	$51.8
Sublease rental income	(2.2)	(2.0)	(2.4)
	$49.7	$51.2	$49.4
Supplemental cash flow and other information related to leases is as follows:

	Year Ended
	February 24, 2023	February 25, 2022	February 26, 2021
Cash flow information:
Operating cash flows used for operating leases	$53.1	$54.1	$50.4
Leased assets obtained in exchange for new operating lease obligations	$39.1	$33.1	$21.8
As of as of February 24, 2023 and February 25, 2022, the weighted-average remaining lease terms were 5.3 years and 5.9 years, respectively, and the weighted-average discount rates were 4.2% and 3.5%, respectively.
The following table summarizes the future minimum lease payments as of February 24, 2023:

Fiscal year ending in February	Amount (1)
2024	$52.5
2025	51.4
2026	41.2
2027	32.8
2028	24.3
Thereafter	38.3
Total lease payments	240.5
Less interest	25.9
Present value of lease liabilities	$214.6
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(1)Lease payments include options to extend lease terms that are reasonably certain of being exercised. The payments exclude legally binding minimum lease payments for leases signed but not yet commenced.